                                                                    Exhibit 99.2

                                ESCROW AGREEMENT

        THIS AGREEMENT is made on the ___ day of October, 2002, by and among the individuals whose names are set forth on the signature pages attached hereto (collectively referred to as the "Shareholders," and each individually as a "Shareholder"), including Joseph P. Delaney and Robert C. Jazwinski as the shareholder representatives of each of the Shareholders (collectively, the "Shareholder Representatives"), Eastern Financial Systems, Inc., a Pennsylvania corporation (the "Company"), Fidelity National Information Solutions, Inc., a Delaware corporation ("Parent"), and Wachovia Bank, National Association, Corporate Trust Group ("Escrow Agent").

                              W I T N E S S E T H:

        WHEREAS, the Shareholders, EFS Merger Sub, Inc., a Delaware corporation ("Newco"), Parent and the Company are parties to that certain Agreement and Plan of Merger, dated October __, 2002 (the "Merger Agreement") (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement), providing for the merger of Newco with and into the Company, with the Company as the surviving corporation of the merger; and

        WHEREAS, pursuant to Section 2.4(c) of the Merger Agreement, the parties thereto agreed that at the Closing a portion of the Merger Consideration would be deposited with the Escrow Agent to provide a source to satisfy the Shareholders' obligations, if any, to Parent pursuant to the provisions of
Section 2.5(b), Section 2.5(c) and Article 9 of the Merger Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound, the parties hereto covenant and agree as follows:

                        1. Establishment of Escrow Fund.

        1.1 The parties hereto hereby appoint the Escrow Agent to serve as escrow agent under the terms of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment and agrees to carry out the provisions of this Escrow Agreement to be performed by it. On the Closing Date and simultaneously with the execution of this Agreement, Parent shall deliver to the Escrow Agent a number of shares of Common Stock of Parent, par value $.0001 per share ("FNIS Common Stock"), equal to [______], which number of shares of FNIS Common Stock Parent and the Shareholders acknowledge and agree is equal to the product of the Merger Consideration multiplied by .05, divided by the Per Share Value as of the Effective Date (the "Escrow Shares"). The Escrow Shares, together with any dividends declared and paid in FNIS Common Stock with respect to the Escrow Shares are referred to hereinafter as the

"Escrow Fund." The Escrow Fund shall be held in escrow by the Escrow Agent in accordance with the provisions of this Agreement.

        1.2 The shares of FNIS Common Stock held in the Escrow Fund shall be held in the name of the Escrow Agent or its nominee for the term hereof.

        1.3 The Escrow Fund shall be held by the Escrow Agent subject to the terms of this Agreement in separate subaccounts for each of the Shareholders and the shares of FNIS Common Stock initially deposited hereunder shall be allocated to such subaccounts in accordance with the percentages set forth on Exhibit A hereto.

        1.4 Except for dividends declared and paid in FNIS Common Stock with respect to the Escrow Shares, which shall be treated as Escrow Shares pursuant to Section 9.6(a) and Section 9.6(b) of the Merger Agreement, any cash dividends, dividends payable in securities (other than FNIS Common Stock) or other distributions of any kind made in respect of the Escrow Shares shall be promptly distributed and paid to the Shareholders in accordance with the percentages set forth on Exhibit A hereto.

        1.5 With respect to any amount of cash in the Escrow Fund, Escrow Agent shall invest such cash in a money market fund that is substantially invested only in obligations of the United States, including any such money fund managed by Escrow Agent and any of its affiliates.

                         2. Purpose of the Escrow Fund.

        The purpose of the Escrow Fund is to provide a source for the payment to Parent of any adjustment(s) to the Merger Consideration pursuant to the provisions of Section 2.5(b) and Section 2.5(c) of the Merger Agreement and for the payment of any indemnification obligations of the Shareholders under Article 9 of the Merger Agreement.

                                     3. Term

        3.1 The Escrow Fund shall be held in accordance with this Escrow Agreement until the first anniversary of the date hereof (the "Escrow Term"). The date on which such first anniversary occurs is referred to hereinafter as the "Escrow Termination Date." The Escrow Agent covenants and agrees to use good faith efforts to send written notice of such Escrow Termination Date to Parent and the Shareholders in the calendar month immediately prior to the Escrow Termination Date; provided, however, that in no event will the failure to send such written notice (i) impose any liability on the Escrow Agent, or (ii) otherwise prevent or delay the release of the Escrow Shares pursuant to Section 4.1(d) herein.

                       4. Distribution of the Escrow Fund.

        4.1 The Escrow Fund shall be disbursed by the Escrow Agent as follows:

            (a) If during the Escrow Term, the Escrow Agent receives from Parent a Claim Notice (as hereinafter defined) directing the Escrow Agent to disburse all or a portion of the Escrow Fund to Parent, the Escrow Agent shall promptly forward a copy of such Claim Notice to the Shareholder Representatives.

                (i) If the Escrow Agent has not received from the Shareholder Representatives an Objection Notice (as hereinafter defined) within thirty (30) calendar days following receipt by the Shareholder Representatives of such Claim Notice from the Escrow Agent, the Escrow Agent shall promptly thereafter disburse from the Escrow Fund the amount claimed in accordance with such Claim Notice, and the Shareholder Representatives shall be precluded from asserting objections to such Claim Notice thereafter.

                (ii) If the Escrow Agent receives within thirty (30) calendar days following receipt by the Shareholder Representatives of a copy of the Claim Notice, an Objection Notice from the Shareholder Representatives, the Escrow Agent shall refrain from acting upon the disbursement direction (except as to the portion, if any, to which the Objection Notice by its terms does not apply) but shall continue to hold an amount equal to the amount claimed in the Claim Notice, together with interest thereon (i) until the Escrow Agent receives notice in accordance with Section 4.1(b) below, or (ii) until such time as Escrow Agent receives a certified copy of a court order or judgment from a court of competent jurisdiction which has become final and non-appealable with respect to payment of the claim(s) set forth in the Claim Notice, in which case the Escrow Agent shall promptly thereafter disburse all or a portion of the Escrow Fund in accordance with such order or judgment. In the event Parent fails to respond to the Objection Notice within thirty (30) days of receipt of such Objection Notice, the claims asserted in the Claim Notice will be of no further force or effect, and Parent shall be precluded from asserting such claims thereafter.

                (iii) As used herein, "Claim Notice" shall mean a written notice setting forth with reasonable specificity, (i) the amount and nature of the claim, (ii) the section or sections of the Merger Agreement pursuant to which such claim is being made and (iii) the date on which such claim properly accrued or arose, which notice shall be certified by a duly authorized officer of Parent. As used herein, "Objection Notice" means a written notice objecting to the disbursement to Parent of the amount, or any portion thereof, set forth in a Claim Notice and specifying in reasonable detail the reasons therefor.

                (iv) For purposes of determining the number of shares of FNIS Common Stock that must be distributed by the Escrow Agent to Parent in accordance with the provision of this Escrow Agreement and in connection with a Claim Notice, each share of FNIS Common Stock in the Escrow Fund shall be deemed to have a value equal to the Per Share Value as of the Effective Date.

            (b) Upon the delivery to the Escrow Agent by Parent and the Shareholder Representatives of a joint written notice directing the Escrow Agent to disburse all or a portion of the Escrow Fund, the Escrow Agent shall promptly disburse all or a portion of the Escrow Fund in accordance with such joint written notice.

            (c) Amounts of the Escrow Fund distributed from time to time hereunder shall include, in addition to the amount otherwise distributable, an allocated portion of the interest, dividends and earnings thereon to date on the Escrow Fund subject to the distribution of cash dividends, dividends payable in securities (other than FNIS Common Stock) or other distributions pursuant to
Section 1.4 hereof. Such interest, dividends and earnings shall be determined on an accrual basis.

            (d) Within three (3) Business Days after the Escrow Termination Date, the Escrow Agent shall pay to the Shareholders the current balances in each of their subaccounts less any amount as to which Parent has made a claim hereunder prior to the expiration of the Escrow Period but which has not yet been resolved by agreement of the parties or by a final non-appealable order or judgment of a court of competent jurisdiction. With respect to any amount as to which Parent has made a claim hereunder prior to the expiration of the Escrow Period but which has not yet been resolved by agreement of the parties or by a final non-appealable order or judgment of a court of competent jurisdiction, the Escrow Agent shall continue to hold an amount equal to the claim by Parent, or portion thereof which Shareholder Representatives disputes, if less, indefinitely until the Escrow Agent receives either (i) a joint certificate from the Shareholder Representatives and Parent regarding the distribution of the amount in dispute, or (ii) a certified copy of a final non-appealable order or judgment from a court of competent jurisdiction.

        4.2 Upon the resolution of all disputed claims for indemnification by Parent, the Escrow Agent shall as soon as practicable thereafter pay the subaccount balances of the Escrow Fund to each of the Shareholders.

        4.3 The Shareholders, and each of them, hereby designate and appoint the Shareholder Representatives as their representatives and agents to receive and give notices and to take all other actions required of Shareholders under this Escrow Agreement, and the Shareholders, and each of them, agree that Parent and the Escrow Agent may conclusively rely upon any notice or certificate delivered or any action taken by the Shareholder Representatives in connection with or pursuant to this Escrow Agreement.

                                5. Escrow Agent.

        5.1 The Escrow Agent shall not in any way be bound or affected by a notice of modification or cancellation of this Escrow Agreement unless notice thereof is given to the Escrow Agent by the Shareholder Representatives and Parent, nor shall the Escrow Agent be bound by any modification of its obligations hereunder unless the same shall be consented to by the Escrow Agent in writing.

        5.2 The Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any facts stated therein, the propriety or validity of the service thereof, or the jurisdiction of any court issuing any judgment or order.

        5.3 The Escrow Agent shall not be under any duty to give the Escrow Fund any greater care than it gives its own similar property.

        5.4 The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine, and it may assume that any person purporting to give any notice or to make any statement in connection with the provisions hereof has been duly authorized to do so.

        5.5 The Escrow Agent may act in reliance upon advice of counsel with respect to any matter connected herewith, and shall not be liable for any action taken or omitted in accordance with such advice.

        5.6 The Escrow Agent shall not have any responsibility for the payment of taxes except with funds furnished to the Escrow Agent for that purpose. The parties hereto will provide the Escrow Agent with appropriate forms for tax identification number certification.

        5.7 This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto. Except as otherwise expressly provided herein, the Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement.

        5.8 The Escrow Agent shall not be liable for any act or omission taken or made in good faith by Escrow Agent in the performance of its duties hereunder, except for its own bad faith, gross negligence, fraud or willful misconduct, and, except with respect to claims based upon such bad faith, gross negligence, fraud or willful misconduct that are successfully asserted against the Escrow Agent. The Shareholders and Parent shall jointly and severally indemnify and hold the Escrow Agent, and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent, harmless from any and all loss, liability, cost or expense, including reasonable attorneys' fees and costs of suit, arising out of or in connection with its duties hereunder, except as caused by the Escrow Agent's bad faith, gross negligence, fraud or willful misconduct.

        5.9 The Escrow Agent shall not be required to institute or defend any action involving any matters referred to herein or which affect it or its duties or liabilities hereunder, unless and until requested to do so by any party to this Escrow Agreement and then only upon receiving full indemnity, in character reasonably satisfactory to the Escrow Agent, against any and all claims, liabilities and expenses, including reasonable attorneys' fees and costs of suit, in relation thereto.

        5.10 The Escrow Agent agrees that the Shareholder Representatives and Parent may, by mutual agreement at any time, remove it as Escrow Agent hereunder, and substitute an individual or a bank or trust company for it, in which event the Escrow Agent, upon receipt of written notice thereof, shall account for and deliver to such substituted escrow agent all shares of FNIS Common Stock or such stock or other securities, funds and obligations held by it, less any amounts then due and unpaid to it for fees and expenses as herein provided for, and the Escrow Agent shall thereafter be discharged from all liability hereunder.

        5.11 The Escrow Agent may at any time resign as such by delivering written notice of resignation to the other parties hereto. If the Shareholder Representatives and Parent jointly designate a successor escrow agent, then the Escrow Agent shall deliver the Escrow Fund to such successor escrow agent, whereupon the Escrow Agent shall be discharged of any liability or responsibility with respect thereto arising thereafter. If, within 30 days after receipt of such notice of resignation, the Shareholders and Parent have not jointly designated a successor escrow agent, the Escrow Agent may deposit the Escrow Fund into a court of competent jurisdiction in the State of Delaware, and upon such deposit, the Escrow Agent shall be relieved of any liability or responsibility with respect thereto arising thereafter.

        5.12 Upon termination of this Escrow Agreement, the Escrow Agent may request from any and all of the parties hereto such additional assurances, certificates, satisfactions, releases and/or other documents as it may reasonably deem appropriate to evidence the termination of this Escrow Agreement.

        5.13 If any controversy arises between or among Parent and the Shareholder Representatives, or any other person, firm or entity, with respect to this Escrow Agreement or the Escrow Fund, or the Escrow Agent is in doubt as to what action to take, the Escrow Agent will (a) withhold delivery of the Escrow Fund until the controversy is resolved by a court of competent jurisdiction, or until receipt of a joint written notice from Parent and Shareholder Representatives as to distribution of the Escrow Fund, or (b) institute a bill of interpleader in a court in the State of Delaware to determine the rights of the parties (in which case the Escrow Agent will withhold delivery of the Escrow Fund until paid into the court in accordance with the laws of the State of Delaware). If a bill of interpleader is instituted, or if the Escrow Agent is threatened with litigation or becomes involved in litigation in any manner whatsoever on account of this Agreement or the Escrow Fund, as between themselves and the Escrow Agent, Parent and the Shareholders, jointly and severally, will pay the Escrow Agent its reasonable attorneys' fees and nay other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation. All costs and expenses of such controversy will be charged to the non-prevailing party in such controversy.

        5.14 Compensation for the services of the Escrow Agreement shall be based upon the fee schedule attached hereto as Exhibit B. In the event the Escrow Agent is called upon to perform extraordinary services, for example in the event of a dispute among the parties or with a third party, it shall be entitled to such additional compensation as shall be reasonable under the circumstances. The fees and expenses of the Escrow Agent shall be paid by Parent.

                                   6. Notices.

        Any notice, direction, request, instruction, legal process or other instrument to be given or served hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered, (ii) when five days have elapsed after its transmittal by registered or certified United States mail, return receipt requested, postage prepaid, (iii) upon delivery by overnight carrier provided such overnight carrier can furnish evidence of receipt by the addressee, or (iv) upon receipt by legible facsimile telecopy if the sender received the answer back of the addressee. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence. The foregoing shall be sufficient if given to all parties at the following address:

                    (i)    if to Parent to:

                           Fidelity National Information Solutions, Inc. 4050 Calle Real, Suite 200
                           Santa Barbara, California  93110
                           Attn:  General Counsel
                           Telecopy:  (805) 696-7374

                     (ii)  if to Shareholder Representatives, to:

                           Joseph P. Delaney
                           50 South Water Avenue
                           Sharon, PA  16146
                           Telecopy:  (724) 891-4323

                           and

                           Robert C. Jazwinski
                           1479 N. Hermitage Road
                           Hermitage, PA  16148
                           Telecopy:  724-962-4611

                    (iii)  with a copy to:

                           Buchanan Ingersoll
                           Professional Corporation
                           One Oxford Center
                           301 Grant Street, 20th Floor
                           Pittsburgh, PA 15219
                           Attention:  Gary R. Walker, Esquire
                           Telecopy:  (412) 562-1041

                    (iv)   to the Escrow Agent:

                           Wachovia Bank, National Association
                           Corporate Trust Group
                           123 South Broad Street
                           11th Floor, PA1249
                           Philadelphia, PA  19109
                           Attention:  James M. Young, Assistant Vice President
                           Telecopy:  (215) 670-6340

                                7. Miscellaneous.

        7.1 The parties hereto agree that this Escrow Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws provisions.

        7.2 The parties irrevocably consent and submit to the exclusive jurisdiction of the Courts of the State of Delaware, and the Federal Courts of the United States of America located in Delaware) over any suit, or action. The parties hereto further agree that service of process in any such suit, action or proceeding may be made in any manner set forth in Section 6 hereof for the giving of notices and the same shall constitute valid personal service for all purposes, each party expressly waiving personal service by other means.

        7.3 The parties hereto agree to execute and deliver any and all documents and to take such further action as shall be reasonably required to effectuate the provisions of this Escrow Agreement.

        7.4 This Escrow Agreement contains the entire understandings of the parties hereto with respect to the subject matter herein contained and shall not be modified except by a writing signed by all the parties hereto.

        7.5 This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

        7.6 This Escrow Agreement may be executed in one or more counterparts, all of which when taken together shall comprise one instrument.

        7.7 Pursuant to Section 10.15(b) of the Merger Agreement the Shareholder Representatives shall not be liable to the Shareholders for any act or omission taken or made in good faith by the Shareholder Representatives in his performance hereunder, except for his own bad faith, gross negligence, fraud or willful misconduct. The Shareholders shall jointly and severally indemnify and hold the Shareholder Representatives harmless from any and all loss, liability, cost or expense, including reasonable attorneys' fees and costs of suit, arising out of or in connection with its duties hereunder, except as caused by Shareholder Representatives' bad faith, gross negligence, fraud or willful misconduct.

      [Remainder of page intentionally left blank; Signature pages follow.]

               [FIRST OF TWO SIGNATURE PAGES FOR ESCROW AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement the day and year first above written.


                                ------------------------------------------------
                                Joseph P. Delaney

                                ------------------------------------------------
                                Eric J. Werner


                                ------------------------------------------------
                                Melanie R. Werner, individually and as Custodian for Isabelle N. Werner and Sophia K. Werner


                                ------------------------------------------------
                                Robert C. Jazwinski


                                ------------------------------------------------
                                Charles T. Cricks


                                ------------------------------------------------
                                John Rose


                                ------------------------------------------------
                                Andrew Kalnow


                                ------------------------------------------------
                                Martin X. Crimmins


                                ------------------------------------------------
                                Dr. Dale Pokorney


                                ------------------------------------------------
                                Kenneth Gaspar


                                ------------------------------------------------
                                Leonard Ponte

              [SECOND OF TWO SIGNATURE PAGES FOR ESCROW AGREEMENT]

                                ------------------------------------------------
                                John Ballantine


                                ------------------------------------------------
                                David N. Spies


                                ------------------------------------------------
                                Alfred S. Bartello


                                ------------------------------------------------
                                Darton S. Rose


                                ------------------------------------------------
                                Richard Burkhart


                                EASTERN FINANCIAL SYSTEMS, INC., a
                                Pennsylvania corporation

                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------


                                FIDELITY NATIONAL INFORMATION SOLUTIONS, INC., a Delaware corporation

                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------


                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION, CORPORATE TRUST GROUP

                                By:
                                   -------------------------------------------
                                Name:   James M. Young
                                Title:  Assistant Vice President

                                    EXHIBIT A

                         PERCENTAGES FOR DISTRIBUTION OF
                           ESCROW FUND TO SHAREHOLDERS

               Joseph P. Delaney                          46.25%

               Eric J. Werner and Melanie R. Werner,       4.46%
               (Jointly)

               Melanie R. Werner                           4.46%
               (As Custodian for Isabelle N. Werner)

               Melanie R. Werner                           4.46%
               (As Custodian for Sophia K. Werner)

               Robert C. Jazwinski                         1.22%

               Charles T. Cricks                           6.09%

               John Rose                                   6.09%

               Andrew Kalnow                               5.48%

               Martin X. Crimmins                          2.43%

               Dr. Dale Pokorney                           6.09%

               Kenneth Gaspar                              2.43%

               Leonard Ponte                               1.22%

               John Ballantine                             1.22%

               David N. Spies                              2.50%

               Alfred S. Bartello                          2.50%


               Darton S. Rose                              2.50%

               Richard Burkhart                            0.61%
                                                         ------
                                                         100.00%
                                                         ======

                                    EXHIBIT B

                         ESCROW AGENT FEES AND EXPENSES

I.      INITIAL SET-UP FEE                                       $1,000

II.     ANNUAL ADMINISTRATION FEE                                $3,000

Out-of-pocket expenses incurred in rendering any service covered by this Exhibit B are in addition to the fee quoted. Expenses for which the Escrow Agent is normally reimbursed include, but are not limited to: counsel fees, travel expenses, express mailing, publication, printing costs, postage and courier charges.

The Initial Fee and the Annual Administration Fees are payable at the closing of this transaction. Thereafter, the Annual Administration Fee and any out-of-pocket expenses will be billed on the anniversary date of the closing.

The fees quoted are intended to cover the Escrow Agent's standard fees and are subject to change if the circumstances attending a particular account warrant. Services not included in this fee schedule but deemed necessary by the trust officer will be billed at the prevailing rate at the time such special service may be required.